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                                                                       EXHIBIT 6

                            AGREEMENT OF JOINT FILING

         AIMCO Properties, L.P., AIMCO-GP, Inc., Apartment Investment and Management Company, Insignia Properties, L.P., AIMCO/IPT, Inc. and IPLP Acquisition I, L.L.C. agree that the Amendment No. 25 to Schedule 13D to which this agreement is attached as an exhibit, and all further amendments thereto, and all filings under Schedule TO to which this agreement is attached as an exhibit, and all further amendments thereto, shall be filed on behalf of each of them. This agreement is intended to satisfy the requirements the requirements of Rule 13d-1(f)(1)(iii) under the Securities Exchange Act of 1934, as amended.

Dated: February 23, 2001

                                            AIMCO PROPERTIES, L.P.

                                            By: AIMCO-GP, INC.
                                                 (General Partner)

                                            By: /s/ Patrick J. Foye
                                               ---------------------------------
                                                 Executive Vice President

                                            AIMCO-GP, INC.

                                            By: /s/ Patrick J. Foye
                                               ---------------------------------
                                                 Executive Vice President

                                            APARTMENT INVESTMENT AND MANAGEMENT
                                            COMPANY

                                            By: /s/ Patrick J. Foye
                                               ---------------------------------
                                                 Executive Vice President

                                            IPLP ACQUISITION I, L.L.C.

                                            By: /s/ Patrick J. Foye
                                               ---------------------------------
                                                 Executive Vice President

                                            AIMCO/IPT, INC.

                                            By: /s/ Patrick J. Foye
                                               ---------------------------------
                                                 Executive Vice President

                                            INSIGNIA PROPERTIES, L.P.

                                            By:  AIMCO/IPT, INC.
                                                     (General Partner)

                                            By: /s/ Patrick J. Foye
                                               ---------------------------------
                                                 Executive Vice President